SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

Date of Report:  January 6, 2003


                             HEALTHSOUTH Corporation
                             -----------------------
             (Exact Name of Registrant as Specified in its Charter)


            Delaware                     1-10315                 63-0860407
   -----------------------------     ---------------        --------------------
          State or Other               (Commission            (I.R.S. Employer
   Jurisdiction of Incorporation       File Number)          Identification No.)
        or Organization)


      One HEALTHSOUTH Parkway
        Birmingham, Alabama                                        35243
   -----------------------------                            --------------------
       (Address of Principal                                     (Zip Code)
         Executive Offices)


   Registrant's Telephone Number,
        Including Area Code:                                   (205) 967-7116



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Item 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE


         On January 6, 2003, HEALTHSOUTH Corporation issued a press release announcing a realignment in responsibilities among its senior management team. The text of that press release, which describes the changes, follows:

                                                           FOR IMMEDIATE RELEASE
                                                                 JANUARY 6, 2003

                 HEALTHSOUTH ANNOUNCES REALIGNMENT OF EXECUTIVE
                           MANAGEMENT RESPONSIBILITIES

         BIRMINGHAM, Alabama - HEALTHSOUTH Corporation (NYSE:HRC) today announced that it had made several changes in responsibilities among its senior management team. Effectively immediately, Richard M. Scrushy, Chairman of the Board of HEALTHSOUTH, will resume his role as Chief Executive Officer of the company, a position he held from the inception of the company until August 2002. William T. Owens, currently Chief Executive Officer of HEALTHSOUTH, will resume his prior duties as Chief Financial Officer, and current Chief Financial Officer Malcolm E. McVay will devote his full time to serving as Treasurer of the company, focusing on banking, capital markets and investor relations matters. Operating division presidents Patrick A. Foster, Larry D. Taylor and Daniel J. Riviere will continue in those positions and will report directly to Mr. Scrushy.

         "We have been carefully reviewing our management structure since we announced the suspension of plans to split off our surgery center division in October," said Scrushy. "Our Board of Directors and I believe that the changes we are announcing today will enable us to provide stronger and more effective leadership in the finance area in response to today's demanding environment."

         Scrushy continued, "Bill Owens served as Controller, Chief Financial Officer and Chief Operating Officer before becoming Chief Executive Officer in anticipation of the surgery center transaction. His extensive knowledge of both the financial and operational sides of our business will help us meet the challenges of maintaining a sound financial structure in these complex times. Tadd McVay is highly respected for his experience in the capital markets and investor relations areas, and we believe that is important to our company for him to focus his full attention on those aspects of our work. We are grateful to these two leaders for taking on these responsibilities, and I look forward to continuing my active involvement in both day-to-day management and long-term strategy as Chief Executive Officer, working with Bill, Tadd and our outstanding division presidents. In addition, we expect to make further announcements in the near future about new corporate governance initiatives aimed at strengthening HEALTHSOUTH's commitment to strong, effective board and management leadership."

         Owens added, "When Richard and the Board asked me to take over the Chief Financial Officer role again, I was honored to take on this new challenge. I have been involved in finance and accounting for HEALTHSOUTH for nearly 17 years, and I believe that this is the area in which I can make the greatest contribution to the continuing success of our company. Working as a team with


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         Richard Scrushy and Tadd McVay, I believe I can help make sure that we maintain a disciplined financial strategy, with strong internal controls and the level of disclosure that the market demands today."

         "In the current environment, our relationships with the capital markets and our investor base are vitally important, as is the strength of our balance sheet," said McVay. "In my role, I will focus my time on working with our bank group and the capital markets to ensure that we continue to have a capital structure that appropriately supports both our current operations and future growth, as well as continuing to strengthen our investor relations program. I am pleased to have the chance to concentrate on these areas, where I believe I can play a significant role for the future of HEALTHSOUTH."

         John S. Chamberlin, an independent member of HEALTHSOUTH's Board of Directors, stated, "The Board believes that the changes we have made today will strengthen HEALTHSOUTH and ensure that we have the best team in the best roles for the company's needs today. We have continued confidence in Richard Scrushy's leadership, and we believe it is important for him to step back into the Chief Executive Officer role. At the same time, we believe that the new positions for Bill Owens and Tadd McVay will allow them to give their full time to the areas where their strengths and knowledge can best serve the company, and we thank them for their willingness to take on these responsibilities."

         As previously announced, HEALTHSOUTH has engaged two nationally recognized search firms, The Directorship Search Group and Spencer Stuart, to assist it in identifying potential new independent candidates for the company's Board of Directors.

         HEALTHSOUTH is the nation's largest provider of outpatient surgery, diagnostic imaging and rehabilitative healthcare services, with approximately 1,800 locations in all 50 states, the United Kingdom, Australia, Puerto Rico, Saudi Arabia and Canada. HEALTHSOUTH can be found on the Web at www.healthsouth.com.
                             -------------------

         Statements contained in this press release which are not historical facts are forward-looking statements. Without limiting the generality of the preceding statement, all statements in this press release concerning or relating to estimated and projected earnings, margins, costs, expenditures, cash flows, growth rates and financial results are forward-looking statements. In addition, HEALTHSOUTH, through its senior management, may from time to time make forward-looking public statements concerning the matters described herein. Such forward-looking statements are necessarily estimates based upon current information, involve a number of risks and uncertainties and are made pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. HEALTHSOUTH's actual results may differ materially from the results anticipated in these forward-looking statements as a result of a variety of factors, including those identified in this press release and in the public filings made by HEALTHSOUTH with the Securities and Exchange Commission, including HEALTHSOUTH's Annual Report on Form 10-K for the year ended December 31, 2001 and its Quarterly Reports on Form 10-Q, and forward-looking statements contained in this press release or in other public statements of HEALTHSOUTH or its senior management should be considered in light of


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         those factors. There can be no assurance that such factors or other factors will not affect the accuracy of such forward-looking statements.

                                      #####

                         FOR MORE INFORMATION, CONTACT:

                 INVESTOR RELATIONS: JASON BROWN, (205) 967-7116
               MEDIA: HEALTHSOUTH PUBLIC RELATIONS, (205) 969-7584


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    January 6, 2003.

                                        HEALTHSOUTH CORPORATION

                                        By      /s/  WILLIAM W. HORTON
                                           -------------------------------------
                                                   William W. Horton
                                                Executive Vice President
                                                  and Corporate Counsel